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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Superior Consultant Holdings Corporation (the "Company") on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Richard D. Helppie, Jr., Chief Executive Officer of the Company, and Richard R. Sorensen, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief, that:

      1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: November 15, 2004                     /s/ Richard D. Helppie, Jr.
                                                  ------------------------------
                                                  Richard D. Helppie, Jr.
                                                  Chief Executive Officer

      Date: November 15, 2004                     /s/ Richard R. Sorensen
                                                  ------------------------------
                                                  Richard R. Sorensen
                                                  Chief Financial Officer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Superior Consultant Holdings Corporation and will be retained by Superior Consultant Holdings Corporation and furnished to the Securities and Exchange Commission or its staff upon request.